Exhibit 10.17

Execution version

Dated March 14, 2014

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 BUNGE FINANCE B.V., as Master Servicer

(3)                                 The Conduit Purchasers party hereto

(4)                                 The Committed Purchasers party hereto

(5)                                 The Purchaser Agents party hereto

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

(7)                                 BUNGE LIMITED, as Performance Undertaking Provider

FIFTH AMENDMENT TO
RECEIVABLES TRANSFER AGREEMENT

i

THIS FIFTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated March 14, 2014 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               The Parties to this Amendment have entered into a Receivables Transfer Agreement dated June 1, 2011 (as amended from time to time, the “Receivables Transfer Agreement”) and the Parties now wish to amend the Receivables Transfer Agreement in accordance with this Amendment.

(B)                               This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.                                      AMENDMENTS TO THE RECEIVABLES TRANSFER AGREEMENT

The Parties hereby agree that the Receivables Transfer Agreement shall be amended as follows:

(a)                                 With effect from the date of this Amendment, the following sub-paragraph (k) shall be added to the definition of “Concentration Amount”:

“(k) the aggregate amount by which the aggregate Outstanding Balance of all the Portfolio Receivables that qualify as Eligible Receivables originated by Bunge Milling LLC exceeds $5,000,000.”;

(b)                                 With effect from the date of this Amendment, the parenthetical at the end of sub-paragraph (d) of the definition of Eligible Receivable shall be deleted in its entirety and replaced with the following:

“or, solely with respect to each entity (i) listed in Schedule 2 (Approved Obligors with non-standard payment terms) to the third amendment to this Agreement dated April 23, 2013 and made between the Seller, the Master Servicer, the Performance Undertaking Provider, the Administrative Agent and the Purchaser Agents party thereto, within 86 days from the original billing date therefor and (ii) which is (x) domiciled in either the United States of America or Canada and (y) ordinarily recognized as belonging to an Obligor group of companies (an “Obligor Group”) identified in Schedule 1 (Approved Obligor Groups with non-standard payment terms) to the fifth amendment to this Agreement dated March    , 2014 and made between the Seller, the Master Servicer, the Performance Undertaking Provider, the Administrative Agent, the Purchaser Agents and the Committed Purchasers party thereto (the “Fifth Amendment”), within the number of days from the original billing date specified opposite the name and identification number of such Obligor Group in that Schedule 1 (Approved Obligor Groups with non-standard payment terms) to the Fifth Amendment.”

(c)                                  With effect from May 31, 2013, the definition of “Eurocurrency Rate” contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deemed to have been deleted and replaced in its entirety with the following definition:

““Eurocurrency Rate” means, for any Tranche for any Tranche Period and any applicable Approved Currency, the rate determined by the Administrative Agent by reference to LIBOR, EURIBOR, CDOR, BUBOR or equivalent for any other Approved Currency for deposits in the applicable Approved Currency of such Tranche appearing on the applicable page of the Telerate Service, Reuters or Bloomberg (or any successor to or substitute for such service, providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in such currency in the London interbank market) (or, in the case of any Approved Currency for which the applicable rate is not published as such on such referenced page, on the relevant page of the applicable central bank or other commercially reasonable source determined by the Administrative Agent) at approximately 11:00 a.m., local time, on the Quotation Day, as the rate for deposits with a maturity comparable to such Tranche Period.  In the event that such rate is not available at such time for any reason, then the “Eurocurrency Rate” shall be the rate at which deposits (in an amount approximately equal to and in the currency of the amount in respect of which the Eurocurrency Rate is to be determined and for a maturity comparable to such Tranche Period) are offered by the principal London office of the Administrative Agent in immediately available funds to leading banks in the London interbank market at approximately 11:00 a.m., London time, on the Quotation Day.”

(d)                                 With effect from May 31, 2013, the definition of “Yield” contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deemed to have been deleted and replaced in its entirety with the following definition:

““Yield” means, for any Tranche and any Tranche Period, the sum of:

(a) for each day during such Tranche Period, the result of the following:

plus

(b) the Liquidation Fee, if any, for such Tranche for such Tranche Period where:

YR                              =                                         the Yield Rate for such Tranche for such day;

IA                                  =                                         the aggregate Invested Amount of such Tranche on such day;

Y                                       =                                         (a) in the case of a Tranche denominated in U.S. Dollars accruing interest at the Base Rate or a Tranche denominated in Canadian Dollars accruing interest at the Eurocurrency Rate by reference to CDOR, 365 or 366, as applicable, and (b) in the case of any other Tranche, 360 (or, in the event the practice of the relevant interbank market differs, in accordance with such market practice);

provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable Law; and provided, further, that Yield for any Tranche shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.”

(e)                                  With effect from May 31, 2013, Section 2.9(c) shall be deleted in its entirety and replaced with the following:

“All computations of Yield, Fees and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the date of payment) elapsed, except that (i) computations of interest and Yield accruing at the Base Rate with respect to any amount denominated in U.S. Dollars shall be made on the basis of a year of 365 days (or 366, as applicable), (ii) computations of interest and Yield accruing at the Eurocurrency Rate by reference to CDOR with respect to any amount denominated in Canadian Dollars shall be made on the basis of a year of 365 days (or 366, as applicable), and (iii) in any case where the practice of the relevant interbank market differs, computations of interest and Yield shall be made in accordance with that market practice. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.  Any computations by the Administrative Agent or any Purchaser Agent of amounts payable by the Seller hereunder shall be binding upon the Seller absent manifest error.”

(f)                                   With effect from the date of this Amendment, Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement is hereby amended to add the following thereto under the part entitled “If to U.S. Originators”:

Name:	Bunge Milling, LLC
Address:	11720 Borman Drive
St. Louis, MO 63146
Attention:	General Counsel
Telephone:	+1-314-292-2512
Facsimile:	+1-314-292-2521

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONSENT TO ADDITION OF BUNGE MILLING, LLC AS A U.S. ORIGINATOR

Each of the Administrative Agent, each Purchaser Agent and each Committed Purchaser hereby consents to the addition of Bunge Milling, LLC as an additional U.S. Originator under the U.S. RPA.

5.                                      REAFFIRMATION OF PERFORMANCE UNDERTAKING

By signing below, the Performance Undertaking Provider hereby acknowledges and reaffirms its obligations under the Performance Undertaking after giving effect to the execution of this Amendment and the addition of Bunge Milling, LLC as an additional U.S. Originator under the U.S. RPA and as an additional Sub-Servicer under the Servicing Agreement.

6.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

7.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

8.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by (i) the Administrative Agent of counterparts of this Amendment duly executed by each of the Parties and (ii) the Purchaser Agents of each of the documents specified in the U.S. RPA as a condition precedent to the addition of a new U.S. Originator thereto; provided, that the Administrative Agent, each Purchaser Agent, each Committed Purchaser and Bunge North America Capital Inc., as buyer under the U.S. RPA, hereby waive any requirement for Bunge Milling, LLC or the Master Servicer to deliver a pro forma Monthly Report as described in Section 3.3(m) of the U.S. RPA.

9.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

10.                               EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

11.                               GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:	/s/ J.W.P. Jansen
Name: J.W.P. Jansen
Title: Proxy holder

By:	/s/ B.M. van Beneden
Name: B.M. van Beneden
Title: Proxy holder

BUNGE FINANCE B.V., as Master Servicer

By:	/s/ B.J. van Genderen
Name: B.J. van Genderen
Title: Director

By:	/s/ M.E. Verkuil
Name: M.E. Verkuil
Title: Director

BUNGE LIMITED, as Performance Undertaking Provider

By:	/s/ Karen D. Roebuck
Name: Karen D. Roebuck
Title: Controller

By:	/s/ Frank R. Jimenez
Name: Frank R. Jimenez
Title: General Counsel, Secretary and Managing Director, Government Affairs

[Signature to Fifth Amendment to the Receivables Transfer Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:	/s/ E. van Esveld
Name: E. van Esveld
Title:

NIEUW AMSTERDAM RECEIVABLES CORP., as Conduit Purchaser

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

[Signature to Fifth Amendment to the Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:	/s/ Frédéric Mazet
Name: Frédéric Mazet
Title:

By:	/s/ Jerome Maziere
Name: Jerome Maziere
Title:

[Signature to Fifth Amendment to the Receivables Transfer Agreement]

HSBC BANK PLC, as Purchaser Agent

By:	/s/ Nigel Batley
Name: Nigel Batley
Title: Managing Director

REGENCY ASSETS LIMITED, as Committed Purchaser and Conduit Purchaser

By:	/s/ Conor Blake
Name: Conor Blake
Title: Director

[Signature to Fifth Amendment to the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:	/s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Authorised Attorney

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:	/s/ Brian McDonagh
Name: Brian McDonagh
Title: Director

[Signature to Fifth Amendment to the Receivables Transfer Agreement]

ACKNOWLEDGED AND AGREED SOLELY WITH RESPECT TO SECTION 8:

BUNGE NORTH AMERICA CAPITAL, INC.

By:	/s/ Aaron L. Elliott
Name: Aaron L. Elliott
Title: Treasurer

[Signature to Fifth Amendment to the Receivables Transfer Agreement]

SCHEDULE 1

APPROVED OBLIGOR GROUPS WITH NON-STANDARD PAYMENT TERMS

Obligor Group identification number	Obligor Group name	Number of days from the original billing date within which payment in full is required
295	Anheiser-Busch	120 days
435	Mondelez (formerly Kraft )	90 days
140	Unilever	90 days

Sch-1